Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Six Months Ended
	6/30/2009	6/30/2008	% Chg	6/30/2009	6/30/2008	% Chg
Operating Revenues
Wireless service	$11,960	$10,894	9.8%	$23,606	$21,499	9.8%
Voice	8,256	9,519	-13.3%	16,762	19,212	-12.8%
Data	6,307	6,054	4.2%	12,557	12,026	4.4%
Directory	1,211	1,383	-12.4%	2,460	2,781	-11.5%
Other	3,000	3,016	-0.5%	5,920	6,092	-2.8%
Total Operating Revenues	30,734	30,866	-0.4%	61,305	61,610	-0.5%

Operating Expenses
Cost of services and sales (exclusive of
depreciation and amortization shown separately below)	12,478	11,897	4.9%	24,720	23,892	3.5%
Selling, general and administrative	7,847	7,444	5.4%	15,553	15,310	1.6%
Depreciation and amortization	4,903	4,958	-1.1%	9,789	9,861	-0.7%
Total Operating Expenses	25,228	24,299	3.8%	50,062	49,063	2.0%
Operating Income	5,506	6,567	-16.2%	11,243	12,547	-10.4%
Interest Expense	879	854	2.9%	1,728	1,719	0.5%
Equity in Net Income of Affiliates	231	212	9.0%	368	455	-19.1%
Other Income (Expense) - Net	31	29	6.9%	16	120	-86.7%
Income Before Income Taxes	4,889	5,954	-17.9%	9,899	11,403	-13.2%
Income Taxes	1,613	2,111	-23.6%	3,422	4,041	-15.3%
Net Income	3,276	3,843	-14.8%	6,477	7,362	-12.0%
Less: Net Income Attributable to Noncontrolling Interest	(78)	(71)	-9.9%	(153)	(129)	-18.6%
Net Income Attributable to AT&T	$3,198	$3,772	-15.2%	$6,324	$7,233	-12.6%

Basic Earnings Per Share Attributable to AT&T	$0.54	$0.64	-15.6%	$1.07	$1.21	-11.6%
Weighted Average Common
Shares Outstanding (000,000)	5,900	5,926	-0.4%	5,898	5,962	-1.1%

Diluted Earnings Per Share Attributable to AT&T	$0.54	$0.63	-14.3%	$1.07	$1.21	-11.6%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	5,923	5,962	-0.7%	5,923	5,997	-1.2%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Six Months Ended

Wireless	6/30/2009	6/30/2008	% Chg	6/30/2009	6/30/2008	% Chg
Segment Operating Revenues
Service	$11,983	$10,951	9.4%	$23,651	$21,596	9.5%
Equipment	1,262	1,082	16.6%	2,454	2,262	8.5%
Total Segment Operating Revenues	13,245	12,033	10.1%	26,105	23,858	9.4%

Segment Operating Expenses
Operations and support	8,658	7,523	15.1%	16,743	14,912	12.3%
Depreciation and amortization	1,436	1,446	-0.7%	2,870	2,926	-1.9%
Total Segment Operating Expenses	10,094	8,969	12.5%	19,613	17,838	10.0%
Segment Operating Income	3,151	3,064	2.8%	6,492	6,020	7.8%
Equity in Net Income of Affiliates	-	3	-	-	5	-
Segment Income	$3,151	$3,067	2.7%	$6,492	$6,025	7.8%

Segment Operating Income Margin	23.8%	25.5%		24.9%	25.2%

Wireline
Segment Operating Revenues
Voice	$8,449	$9,757	-13.4%	$17,157	$19,676	-12.8%
Data	6,617	6,287	5.2%	13,153	12,492	5.3%
Other	1,460	1,564	-6.6%	2,894	3,064	-5.5%
Total Segment Operating Revenues	16,526	17,608	-6.1%	33,204	35,232	-5.8%

Segment Operating Expenses
Operations and support	11,265	11,192	0.7%	22,562	22,685	-0.5%
Depreciation and amortization	3,258	3,281	-0.7%	6,498	6,462	0.6%
Total Segment Operating Expenses	14,523	14,473	0.3%	29,060	29,147	-0.3%
Segment Operating Income	2,003	3,135	-36.1%	4,144	6,085	-31.9%
Equity in Net Income of Affiliates	4	3	33.3%	8	9	-11.1%
Segment Income	$2,007	$3,138	-36.0%	$4,152	$6,094	-31.9%

Segment Operating Income Margin	12.1%	17.8%		12.5%	17.3%

Advertising Solutions
Segment Operating Revenues	$1,231	$1,407	-12.5%	$2,500	$2,824	-11.5%

Segment Operating Expenses
Operations and support	751	771	-2.6%	1,500	1,558	-3.7%
Depreciation and amortization	166	203	-18.2%	342	415	-17.6%
Total Segment Operating Expenses	917	974	-5.9%	1,842	1,973	-6.6%
Segment Income	$314	$433	-27.5%	$658	$851	-22.7%

Segment Income Margin	25.5%	30.8%		26.3%	30.1%

Other
Segment Operating Revenues	$424	$512	-17.2%	$861	$1,056	-18.5%
Segment Operating Expenses	386	577	-33.1%	912	1,465	-37.7%
Segment Operating Income (Loss)	38	(65)	-	(51)	(409)	-
Equity in Net Income of Affiliates	226	206	9.7%	359	441	-18.6%
Segment Income(Loss)	$264	$141	87.2%	$308	$32	-

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	6/30/09	12/31/08
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$7,348	$1,792
Accounts receivable - net of allowances for
uncollectibles of $1,269 and $1,270	14,846	16,047
Prepaid expenses	1,786	1,538
Deferred income taxes	964	1,014
Other current assets	1,996	2,165
Total current assets	26,940	22,556
Property, Plant and Equipment - Net	98,229	99,088
Goodwill	71,691	71,829
Licenses	47,674	47,306
Customer Lists and Relationships - Net	8,682	10,582
Other Intangible Assets - Net	5,773	5,824
Investments in Equity Affiliates	2,749	2,332
Other Assets	6,180	5,728
Total Assets	$267,918	$265,245

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$10,155	$14,119
Accounts payable and accrued liabilities	18,046	20,032
Advanced billing and customer deposits	3,932	3,849
Accrued taxes	1,667	1,874
Dividends payable	2,419	2,416
Total current liabilities	36,219	42,290
Long-Term Debt	66,565	60,872
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	20,354	19,196
Postemployment benefit obligation	31,985	31,930
Other noncurrent liabilities	13,783	14,207
Total deferred credits and other noncurrent liabilities	66,122	65,333
Stockholders' Equity
Common shares issued ($1 par value)	6,495	6,495
Capital in excess of par value	91,637	91,728
Retained earnings	38,069	36,591
Treasury shares (at cost)	(21,284)	(21,410)
Accumulated other comprehensive income (loss)	(16,308)	(17,057)
Noncontrolling Interest	403	403
Total stockholders' equity	99,012	96,750
Total Liabilities and Stockholders' Equity	$267,918	$265,245

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents
Unaudited	Six Months Ended
	6/30/09	6/30/08
Operating Activities
Net income	$6,477	$7,362
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	9,789	9,861
Provision for uncollectible accounts	976	860
Deferred income tax expense	744	1,384
Net (gain) loss from impairment and sale of investments	74	-
Changes in operating assets and liabilities:
Accounts receivable	226	(776)
Other current assets	(105)	274
Accounts payable and accrued liabilities	(887)	(5,117)
Stock-based compensation tax benefit	-	(14)
Other - net	(1,492)	(329)
Total adjustments	9,325	6,143
Net Cash Provided by Operating Activities	15,802	13,505

Investing Activities
Construction and capital expenditures
Capital expenditures	(7,036)	(9,320)
Interest during construction	(368)	(257)
Acquisitions, net of cash acquired	(55)	(10,087)
Dispositions	199	623
Proceeds from sale of securities, net of investments	(21)	(73)
Other	38	41
Net Cash Used in Investing Activities	(7,243)	(19,073)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(3,915)	6,590
Issuance of long-term debt	8,161	10,924
Repayment of long-term debt	(2,037)	(1,605)
Purchase of treasury shares	-	(6,077)
Issuance of treasury shares	4	310
Dividends paid	(4,834)	(4,802)
Stock-based compensation tax benefit	-	14
Other	(382)	(125)
Net Cash Provided by (Used in) Financing Activities	(3,003)	5,229
Net increase (decrease) in cash and cash equivalents	5,556	(339)
Cash and cash equivalents beginning of year	1,792	1,970
Cash and Cash Equivalents End of Period	$7,348	$1,631

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Six Months Ended
	6/30/2009	6/30/2008	% Chg	6/30/2009	6/30/2008	% Chg

Wireless
Wireless Customers (000)				79,600	72,882	9.2%
Net Customer Additions (000)	1,368	1,333	2.6%	2,591	2,628	-1.4%
M&A Activity, Partitioned Customers and Other Adjs. (000)	-	182		-	202
Postpaid Customers (000)				62,096	57,043	8.9%
Net Postpaid Customer Additions (000)	1,153	894	29.0%	2,028	1,599	26.8%
Postpaid Churn	1.09%	1.10%	-1 BP	1.14%	1.17%	-3 BP
Licensed POPs (000,000)				306	304	0.7%

In-Region Wireline 1
Total Consumer Revenue Connections (000)
Retail Consumer Voice Connections 2				26,008	29,349	-11.4%
Retail Consumer Additional Voice Connections 2				3,040	3,702	-17.9%
Consumer Wired Broadband Connections 3				13,454	12,581	6.9%
Video Connections: 4
Satellite Connections				2,210	2,235	-1.1%
U-verse Video Connections				1,577	549
Total Consumer Revenue Connections (000)				46,289	48,416	-4.4%

Net Consumer Revenue Connection Changes (000)	(558)	(924)		(754)	(1,022)

Broadband and Video
Total Broadband Connections (000) 5				16,945	15,631	8.4%
Net Broadband Connection Changes (000) 5	209	212	-1.4%	680	829	-18.0%
Total Video Connections (000) 4				3,787	2,784	36.0%
Net Video Connection Changes (000) 4	253	173	46.2%	552	437	26.3%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$3,863	$5,142	-24.9%	$7,036	$9,320	-24.5%
Interest during construction	$183	$187		$368	$257	43.2%
Dividends Declared per Share	$0.4100	$0.4000	2.5%	$0.8200	$0.8000	2.5%
End of Period Common Shares Outstanding (000,000)				5,900	5,892	0.1%
Debt Ratio 6,7				43.7%	41.6%	210 BP
Total Employees				288,660	307,550	-6.1%

1	In-region wireline represents access lines served by AT&T's incumbent local exchange companies.
2	Includes consumer U-verse Voice over IP connections.
3	Consumer wired broadband connections include DSL lines, U-verse high speed Internet access and satellite broadband.
4	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
5	Total broadband connections include DSL lines, U-verse high speed Internet access, satellite broadband and 3G LaptopConnect cards.
6	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
7	Prior year amounts restated to conform to current period reporting methodology.
Note: For the end of 2Q09, total switched access lines were 52,379, retail business switched access lines totaled 20,940, and wholesale and coin switched access lines totaled 2,961.